Exhibit 10.5

PLEDGE AND SECURITY AGREEMENT AND ASSIGNMENT OF MEMBERSHIP INTERESTS

PLEDGE AND SECURITY AGREEMENT AND ASSIGNMENT OF MEMBERSHIP INTERESTS (this “Agreement”) dated as of February 20, 2015, by GTJ REALTY, LP, a Delaware limited partnership (“Pledgor”), for the benefit of AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation (“AGLIC”), THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation (“VALIC”), THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“USLIC”), AMERICAN HOME ASSURANCE COMPANY, a New York corporation (“AHAC”), and COMMERCE AND INDUSTRY INSURANCE COMPANY, a New York corporation (“CIIC” and together with AGLIC, VALIC, USL and AHAC, individually or collectively as the case may be, together with their successors and assigns, “Lender”).

RECITALS

A.Lender has agreed to make a loan to the parties listed on Schedule I attached hereto (each a “Borrower” and jointly, severally and collectively, “Borrowers”) in the original aggregate principal amount of $158,750,000.00 (the “Loan”).  The Loan is (a) evidenced by (i) that certain Promissory Note (AGLIC) made by Borrowers in favor of AGLIC, of even date herewith (as the same may be amended, restated, modified and/or supplemented from time to time, the “AGLIC Note”), (ii) that certain Promissory Note (VALIC) made by Borrowers in favor of VALIC, of even date herewith (as the same may be amended, restated, modified and/or supplemented from time to time, the “VALIC Note”), (iii) that certain Promissory Note (USLIC), of even date herewith, made by Borrowers to the order of USLIC (as the same may be amended, modified, and/or supplemented from time to time, the “USLIC Note”), (iv) that certain Promissory Note (AHAC) of even date herewith, made by Borrowers to the order of AHAC (as the same may be amended, modified, and/or supplemented from time to time, the “AHAC Note”), and (v) that certain Promissory Note (CIIC) of even date herewith, made by Borrowers to the order of CIIC (as the same may be amended, modified, and/or supplemented from time to time, the “CIIC Note”; and collectively with the AGLIC Note, the VALIC Note, the USLIC Note, and the AHAC Note, collectively, the “Notes”), (b) governed by, among other things, a Loan Agreement of even date herewith among Lender and Borrowers (as the same may be amended, restated and/or supplemented from time to time, the “Loan Agreement”), (c) secured by, among other things, the Mortgages (as defined in the Loan Agreement), encumbering certain real property as more particularly described therein (including, without limitation, the Property (as defined below)), and (d) guaranteed by that certain Guaranty Agreement, of even date herewith, by Guarantor (as defined in the Loan Agreement) for the benefit of Lender (the “Guaranty,” and together with this Agreement, the Loan Agreement, the Notes, the Mortgages, and all other documents evidencing and/or securing the Loan, collectively, the “Loan Documents”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

B.Concurrently with the making of the Loan, Lender has agreed to make a loan to certain Affiliates of Borrower, the Cross-Collateralized Borrowers (as defined in the Loan

Agreement), in the original aggregate principal amount of $74,350,000.00 (the “Cross-Collateralized Loan”).  The Cross Collateralized Loan is evidenced by the Cross-Collateralized Loan Documents (as defined below).  As a condition to Lender’s willingness to make the Loan and the Cross-Collateralized Loan, the Borrowers and the Cross-Collateralized Borrowers have agreed to execute and deliver to Lender the Affiliate Guaranty (as defined below), pursuant to which the Borrowers and the Cross-Collateralized Borrowers shall guaranty the obligations of the Borrowers and the Cross-Collateralized Borrowers under the Loan Documents and the Cross-Collateralized Loan Documents, as more particularly set forth in the Affiliate Guaranty.  The obligations of the Borrowers under the Affiliate Guaranty are secured, inter alia, by the Second Mortgages (as defined below).

C.Pledgor is the sole member and sole owner of all of the limited liability company membership interests in each Borrower.

D.Pledgor acknowledges and agrees that it will receive a direct and material benefit from Lender’s agreement to make the Loan.

E.As a condition of making the Loan to Borrowers, Lender has required that Pledgor enter into this Agreement in connection with the Collateral (as defined below), as additional security for the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and Pledgor has agreed to pledge and grant a first priority security interest in the Collateral as security for the Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

Section 1.Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate”  shall have the meaning as defined in the Loan Agreement.

“Affiliate Guaranty”  shall have the meaning as defined in the Loan Agreement.

“Articles of Organization” shall mean collectively, each of the Articles of Organization and Certificates of Formation, as applicable, of Borrowers set forth on Schedule II attached hereto.

“Borrower Control Person” shall have the meaning as defined in the Loan Agreement.

“Certificates of LLC Interest” shall mean collectively, each of the Certificates of Limited Liability Company Interest held by Pledgor set forth on Schedule III attached hereto.

“Collateral” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Collateral Securities” shall have the meaning ascribed thereto in Section 3.6 hereof.

“Cross-Collateralized Loan Documents” shall have the meaning as defined in the Loan Agreement.

“Default Rate” shall have the meaning as defined in the Notes.

“Delaware Borrower” shall have the meaning ascribed thereto in Schedule I attached hereto.

“Delaware Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the state of Delaware, unless the context specifies the Uniform Commercial Code of one or more other jurisdictions.

“Distributions” shall mean any and all cash dividends or other distributions made to Pledgor by any Borrower of any and every nature whatsoever (whether cash or in kind), including, without limitation, returns of invested capital, all present and future payments, proceeds, distributions, negotiable instruments, certificates, options or similar rights, compensation, cash equivalents, and any and all property or other non-cash assets which are readily convertible to cash, any cash proceeds from any foreclosure sale or similar sale of the applicable Property, and any other property of whatever kind or description, whether real property or personal property, as well as any payments which constitute repayment of loans made by Pledgor to any Borrower and any property or capital distributed in connection with the recapitalization or reclassification of capital of any Borrower or pursuant to the reorganization or partial or total liquidation of either thereof.

“Event of Default” shall mean any “Event of Default” as such term is defined in any of this Agreement, the Loan Agreement, the Affiliate Guaranty, the Second Mortgages and the other Loan Documents.

“Excess Foreclosure Proceeds Reserve” shall have the meaning as defined in the Loan Agreement.

“Membership Interest Power” shall mean the Membership Interest Power dated in blank executed by Pledgor.

“New York Borrower” shall have the meaning ascribed thereto in Schedule I attached hereto.

“New York Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the state of New York, unless the context specifies the Uniform Commercial Code of one or more other jurisdictions.

“Obligations” shall mean collectively, (x) the “Secured Obligations” as defined in the Loan Agreement, (y) all present and future obligations of Borrowers to Lender evidenced by or contained in the Affiliate Guaranty or any of the Second Mortgages, and (z) any present and future obligations of Borrower under this Agreement, in each case, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form whether absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due.

“Operating Agreements” shall mean collectively, each of the Operating Agreements, and an any amendments thereto, of Borrowers set forth on Schedule IV attached hereto.

“Organizational Documents” shall mean, with respect to any Person who is not a natural person, the certificate or articles of incorporation, memorandum of association, articles of association, trust agreement, by-laws, partnership agreement, limited partnership agreement, certificate of partnership or limited partnership, certificate of formation, limited liability company articles of organization, limited liability company operating agreement or any other organizational document, and all shareholder or other owner agreements, voting trusts and similar arrangements with respect to its stock, partnership interests, membership interests or other equity interests.

“Participants” shall have the meaning ascribed thereto in Section 3.17 hereof.

“Person” shall have the meaning as set forth in the Loan Agreement.

“Pledged Interests” shall have the meaning ascribed thereto in Section 2 hereof.

“Second Mortgages”  shall have the meaning as defined in the Loan Agreement.

“Records” shall have the meaning ascribed thereto in Section 3.8(I)(e) hereof.

“Relevant Documents” shall mean the Operating Agreements, the Articles of Organization and all other Organizational Documents of each Borrower, as any of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Securities Act” shall have the meaning ascribed thereto in Section 3.6 hereof.

“Servicer” shall have the meaning as defined in the Loan Agreement.

“Voting Rights” shall have the meaning ascribed thereto in Section 3.4 hereof.

Section 2.Pledge and Delivery of Collateral.

2.1The Pledge.  As continuing collateral security for the prompt performance and payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Pledgor hereby irrevocably grants, pledges and assigns, subject to the terms of this Agreement and the other Loan Documents, a continuing first priority lien on and security interest in, and, as a part of such grant, pledge and assignment, hereby assigns to Lender as collateral security, all of the right, title and interest of Pledgor (whether now owned, held or hereafter acquired) in and to, and claims against, each Borrower (or any successor limited liability company or other successor entity), now or at any time or times hereafter held, including, without limitation, all of the following (all of the following being collectively referred to herein as “Collateral”):

(a)100% of the limited liability company membership interests in and to each Borrower, together with the Certificates of LLC Interest evidencing the same (the “Pledged Interests”), provided, however, that for the avoidance of doubt, the Pledged Interests shall include 100% of the total membership interests in and to each Borrower whether or not such interests are evidenced by a Certificate of LLC Interest;

(b)all rights of Pledgor under the Relevant Documents or any other agreement or instrument relating to the Pledged Interests;

(c)the interests of Pledgor in the capital and the profits and losses of each Borrower, and the right to vote, if any, on limited liability company matters;

(d)all Distributions made or to be made by each Borrower to Pledgor;

(e)all present and future payments, proceeds, distributions (whether in cash or in kind), instruments, compensation, property, assets, interests and rights in connection with or relating to each Borrower, issued, distributed or otherwise paid from time to time in respect of or in exchange therefor (including, without limitation, all proceeds of dissolution or liquidation);

(f)any and all cash flow distributed to Pledgor under the Relevant Documents, including, without limitation, the repayment of any loans made by Pledgor to any Borrower;

(g)any cash distributed to Pledgor or held by any Borrower in respect of the proceeds of any foreclosure sale of any Property, whether held by or on behalf of Borrower or in any Excess Foreclosure Proceeds Reserve account pursuant to Section 5.1.31 of the Loan Agreement, or otherwise;

(h)all books, correspondence, credit files, records, invoices and other papers (including computerized records, software and disks) relating to any of the foregoing;

(i)all instruments, certificates or other evidence of the foregoing;

(j)all replacements and substitutions of the foregoing; and

(k)all proceeds (including claims against third parties), products and accessions of the foregoing.

2.2Delivery of the Collateral.  All certificates or instruments, if any, representing or evidencing the Collateral (including, without limitation, the Certificates of LLC Interests) shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer endorsed by Pledgor in blank, or assignments in blank, all in form and substance satisfactory to Lender.  During the existence of an Event of Default, Lender shall have the right, at any time, in its discretion, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral.  Pursuant and in accordance with the terms and provisions of this Agreement, Pledgor is assigning to Lender its respective membership interests in blank including, without limitation, the Pledged Interests and transferring to Lender all of the Pledged Interests in blank, duly executed by Pledgor and undated.  Lender shall have the right, at any time in its discretion during the existence of an Event of Default and without notice (accept as may be required by applicable law) to Pledgor, to transfer to, and to designate such assignment to any Person to whom the Pledged Interests are sold in accordance with the provisions hereof.

2.3Acknowledgment of Pledge.  Upon the execution and delivery of this Agreement, Pledgor shall cause Borrowers to execute and deliver to Lender an Acknowledgment of Pledge in the form attached hereto as Exhibit A.

Section 3.Further Assurances; Remedies.  In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, Pledgor hereby agree with Lender as follows:

3.1Delivery and Other Perfection.

(a)Pledgor hereby represents and warrants that as of the date hereof the Pledged Interests are represented by instruments and/or certificates including, without limitation, the Certificates of LLC Interests, copies of which instruments and certificates are attached hereto as Exhibit B, and Pledgor has registered the pledge of the Pledged Interests in each Borrower by Pledgor to Lender on each Borrower’s books and records.  As of the date hereof, Pledgor has delivered such instruments and certificates, duly endorsed or subscribed by Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by Pledgor, to Lender as additional Collateral.  Any such instruments or certificates received by Pledgor shall be held by Pledgor in trust, as agent for Lender.

(b)Pledgor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of Lender) to create, preserve or perfect the security interest granted pursuant hereto or, during the existence of an Event of Default, to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing beneficial legal ownership of any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Borrower agrees that if any Collateral is transferred into the name of Lender or its nominee, Borrower will thereafter promptly give to Pledgor copies of any notices and communications received by Borrower with respect to the Collateral).

(c)Pledgor shall permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and forward copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Lender may reasonably require.

3.2Preservation of Rights.  Except in accordance with applicable law, Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

3.3Pledged Collateral; Distributions.

(a)So long as no Event of Default exists, Pledgor shall have the right to exercise all of Pledgor’s rights under the Relevant Documents for all purposes not inconsistent with the terms of this Agreement or any other Loan Document or any other instrument or agreement referred to herein or therein, including the right to exercise any and all Voting Rights, the right to receive Distributions on the Collateral and other rights relating to the Pledged Interests; and Lender shall execute and deliver to Pledgor or cause to be executed and delivered to Pledgor all such proxies, powers of attorney, distribution and other orders, and all such instruments, without recourse, as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the rights and powers which Pledgor is entitled to exercise pursuant to this Section 3.3(a).

(b)If any Event of Default exists, then so long as such Event of Default exists, and whether or not Lender exercises any available right to declare any of the Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or any other Loan Document, (i) all Distributions on the Collateral shall be paid directly to Lender for application to the Obligations pursuant to the terms hereof and the Notes and the other Loan Documents, (ii) if Lender shall so request in writing, Pledgor agrees to execute and deliver to Lender appropriate distribution and other orders and documents to that end and (iii) Pledgor hereby irrevocably authorizes and directs each Borrower, after an Event of Default and for so long as such Event of Default is continuing, to pay all such Distributions on the Collateral directly to Lender for application to the Obligations in the order, priority and manner set forth herein and in the Notes and the other Loan Documents or if no such order and manner is specified, in such order and manner as determined by Lender in its sole discretion.  The foregoing authorization and instructions are irrevocable, may be relied upon by each Borrower and may not be modified in any manner other than by Lender sending to each Borrower a written notice terminating such authorization and direction.

(c)Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Relevant Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the Relevant Documents and (iii) Lender shall have no obligation or liability under the Relevant Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as expressly provided by applicable law.

3.4Voting Rights.

(a)Pledgor hereby assigns to Lender all of its rights under the Relevant Documents to vote and give approvals, consents, decisions and directions and exercise any other similar rights (the “Voting Rights”) with respect to any lawful limited liability company action, in respect of each Borrower, the Collateral and any other matter whatsoever, subject to the terms and provisions of this Agreement.  Lender shall hold the Voting Rights so transferred to it under the terms and conditions hereinafter set forth.

(b)Prior to the date upon which an Event of Default exists, Pledgor may exercise the Voting Rights, provided, however, that the Voting Rights shall not be exercised in a manner as to violate any provision of this Agreement or any other Loan Document.  During the existence of an Event of Default hereunder or under any other Loan Document Lender shall have the right to exercise, in person or by its nominees or proxies, all Voting Rights transferred to it hereunder and Lender shall, with respect to any lawful limited liability company action, for which Voting Rights may be exercised, exercise the Voting Rights transferred to it by Pledgor in such manner as Lender in its sole discretion shall deem to be in Lender’s best interests.  Pledgor shall effect the directions of Lender in connection with any such exercise in accordance with this Agreement.

(c)In determining whether Lender is entitled to exercise the Voting Rights hereunder, each Borrower shall be entitled to rely on a written notice from Lender stating that an Event of Default exists under the Loan Agreement or any other Loan Document, in which event no further direction from Pledgor shall be required to effect the assignment of Voting Rights hereunder from Pledgor to Lender, and each Borrower shall immediately permit Lender to exercise all of the Voting Rights in respect of the business and affairs of such Borrower. Pledgor hereby agrees that each Borrower shall have no obligation to, and shall not, honor or observe any notice or direction of Pledgor that conflicts with or questions the authority of Lender as set forth in any such Lender’s notice delivered pursuant to this Agreement.

(d)Pledgor acknowledges that, except for this Agreement, Pledgor has not entered into, nor is it bound by the terms of, any agreement or understanding with respect to the purchase, sale, transfer or voting of any Voting Rights.

3.5Events of Default.  Any “Event of Default” under any of the Loan Agreement, the Notes, the Mortgages, the other Loan Documents, Affiliate Guaranty, the Second Mortgages, or the Cross-Collateralized Loan Documents shall constitute an Event of Default hereunder.

3.6Lender’s Remedies, etc.  During any period during which Event of Default exists:

(a)Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Delaware Uniform Commercial Code as to the Delaware Borrowers and the New York Uniform Commercial Code as to the New York Borrowers, as applicable (whether or not said Delaware Uniform Commercial Code or New York Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all Voting Rights, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b)Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(c)Lender, without demand of performance or other demand, advertisement or notice of any kind to or upon Pledgor or any other Person (all and each of which demands, advertisements and/or notices is hereby expressly waived to the extent permitted by applicable law), may, without obligation to resort to other security, and in addition to and not in limitation of any and all other remedies reserved to Lender, hereunder at law, in equity or otherwise, during the existence of any Event of Default, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may immediately sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of Lender’s offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released to the extent permitted by applicable law.  Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given.  Lender may, without notice or publication (except as may be expressly required by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as may be expressly required by applicable law), be made at the time and place to which the same was so adjourned.  In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold shall be retained by Lender until the sale price is paid by the purchaser or purchasers thereof.  Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  Pledgor hereby waives all rights of marshaling the Collateral and any other security at any time held by Lender and any right of valuation or appraisal.  Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of Lender hereunder, including attorney’s fees and legal expenses, to the payment in whole or in part, of the Obligations together with interest thereon at the Default Rate, and only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including, without limitation, the Delaware Uniform Commercial Code or the New York Uniform Commercial Code, as applicable, need Lender account for the surplus, if any, to Pledgor.  Pledgor agrees that Lender need not give more than ten (10) days notice of the time and place of any public sale or of the time and place if any private sale or other intended disposition is to take place and that such notice is commercially reasonable notification of such matters.  No notification need be given to Pledgor if Pledgor has, during the existence of an Event of Default, signed a statement renouncing or modifying any right to notification of sale or other intended disposition.  Lender’s rights and remedies hereunder are cumulative, at law, in equity or otherwise, with any and all of Lender’s other rights in connection with the Loan and the Loan Documents, and Lender may exercise any of such rights or remedies in any order and in any manner as determined by Lender.  In addition to the rights and remedies granted to it in this Agreement and any other instrument securing, evidencing or relating to any of the Obligations, Lender shall have all the rights and remedies of a secured party under the Delaware Uniform Commercial Code as to the Delaware Borrowers and the New York Uniform Commercial code as to the New York Borrowers;

(d)Lender may exercise all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

(e)Upon notice to Pledgor, Lender may cause the Pledged Interests to be sold in accordance with Subsection (c) above and, in connection therewith, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new member or owner of the applicable Borrower to the extent of such Pledged Interests, and cause Pledgor to withdraw as a member or owner of such Borrower to the extent such Pledged Interests is sold (in accordance with Subsection (c) above) and, if appropriate, cause one or more amended or restated certificates of formation to be filed with respect to such Borrower;

(f)Lender may exercise any and all rights and remedies of Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Relevant Documents; and

(g)all payments received by Pledgor under or in connection with the Relevant Documents (including, without limitation, any excess proceeds received by or on behalf of any Borrower or Pledgor following any foreclosure sale of any Property whether or not such amounts are deposited into the Excess Foreclosure Proceeds Reserve pursuant to Section 5.1.31 of the Loan Agreement) or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be immediately paid over to Lender in the same form as so received (with any necessary endorsement).

The proceeds of each collection, sale or other disposition under this Section 3.6 shall be applied by Lender to the Obligations pursuant to Section 3.10 hereof in such order and in such manner as determined by Lender.

Pledgor recognizes that Lender may be unable or deem it impracticable to effect a public sale of any or all of the shares, certificates or other securities included in the Collateral which Lender wishes to sell pursuant to this Section 3.6 hereof during the existence of any Event of Default under the terms and provisions of the Loan Documents (the “Collateral Securities”) by reason of certain prohibitions contained in the Securities Act of 1933 (the “Securities Act”) and applicable state securities laws, and may be compelled or decide to resort to one or more private sales thereof to a restricted group of offerees and purchasers that fulfill certain suitability standards and will be obliged to agree, among other things, to acquire the Collateral Securities for its own account for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges and agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner even though it may result in prices and other terms less favorable to the seller than if such sale were a public sale.  Pledgor hereby specifically agrees that Lender shall not have any general duty or obligation to make any effort to obtain any particular price for any Collateral sold by Lender pursuant hereto and hereby specifically authorizes Lender, without limitation, to accept the first offer received, to approach or not to approach any potential purchasers and to dispose of the Collateral, all as Lender shall in its sole discretion determine.  Lender shall not be under any obligation to delay a sale of any of the Collateral Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Borrowers would agree to do so.

Pledgor further agrees to do or cause to be done all such other acts and things, except registering the Collateral Securities or any portion thereof under the Securities Act, as may be reasonably necessary to make such sale or sales of any portion or all of the Collateral Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor’s expense.  Pledgor further agrees that a breach of any of the covenants contained in this Section 3.6 shall cause irreparable injury to Lender, and that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 3.6 shall be specifically enforceable against Pledgor, and Pledgor hereby, to the extent permitted by applicable law, waives and agrees not to assert any defenses against an action for specific performance of such covenants.

3.7Right to Become a Member.  In addition to the remedies set forth in Section 3.6 hereof, during the existence of any Event of Default, to the extent permitted by applicable law, Lender may, by delivering written notice to any Borrower and to Pledgor, succeed, or designate one or more nominees(s) to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to such Borrower matters), as a member of such Borrower.  Pledgor hereby irrevocably authorizes and directs each Borrower on receipt of any such notice (a) to deem and treat Lender or such nominee in all respects as a member (and not merely an assignee of a member) of such Borrower, entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to company matters pursuant to the Relevant Documents, to receive all Distributions, to be credited with the members’ equity attributable to such Collateral as is pledged hereby and to have all other rights, powers and privileges appertaining to such membership interests to which Pledgor would have been entitled had Pledgor’s member interests not been transferred to Lender or such nominees(s), and (b)(i) to file an amendment to the Articles of Organization or an amended and rested articles of organization, (ii) to amend the Relevant Documents or (iii) to execute and deliver consents of members providing for the admittance of Lender as a member or such nominee(s) in place of Pledgor, all in accordance with the Acknowledgement of Pledge attached hereto as Exhibit A.  Notwithstanding the foregoing, Lender agrees that it will not succeed to the legal ownership of Pledgor’s membership interests in any Borrower until such interests have been assigned to Lender by Pledgor in lieu of foreclosure or Lender shall have acquired such legal title at a foreclosure sale thereof, provided that nothing contained in this sentence shall be construed to limit or diminish all of the other rights and remedies of Lender set forth herein and in the other Loan Documents, including, but not limited to, the right to receive all Distributions and the right to exercise all Voting Rights appurtenant to the interest of Pledgor in each Borrower.

3.8Representations, Warranties and Covenants of Pledgor.

(I)Representations and Warranties.  Pledgor hereby represents and warrants to Lender with respect to such Pledgor and the Collateral that, as of the date hereof and at all times until the Obligations have been paid and performed in full:

(a)Pledgor collectively owns and holds 100% of the membership interests in each Borrower free and clear of all liens, encumbrances, security interests and other claims whatsoever.  There are no restrictions upon the Voting Rights connected with or relating to, or upon the transfer of, the membership interests in any Borrower other than as arising pursuant to this Agreement and the other Loan Documents.  All such membership interests have been duly and validly issued and are fully paid and non-assessable.

(b)Upon (i) the execution and delivery of this Agreement, (ii) the delivery to Lender of the Certificates of LLC Interest, the Membership Interest Power and all other instruments of transfer relating thereto, and (iii) the filing of UCC financing statements naming Pledgor as the debtor and Lender as the secured party in the office of the Secretary of State of Delaware with respect to the Delaware Borrowers, the State of New York with respect to the New York Borrowers, or such other jurisdictions as Lender shall reasonably request and require, Lender will have a valid, perfected, continuing, first-priority security interest in or lien on the Collateral.  All instruments of transfer are duly executed and give the Lender the authority they purport to confer.  The grant and perfection of the security interests in all of the membership interests of each Borrower and other Collateral for the benefit of Lender, in accordance with the terms hereof are not made in violation of the registration requirements of the Securities Act, any applicable provisions of other federal securities laws, state securities or “blue sky” laws, foreign securities law, or applicable general corporation law or any other applicable law.

(c)Each Delaware Borrower has elected to “opt-in” to Article 8 of the Uniform Commercial Code of Delaware.  As a result, the membership interests of each Delaware Borrower constitute a “security” within Article 8 of the Uniform Commercial Code of Delaware.

(d)Each New York Borrower has elected to “opt-in” to Article 8 of the Uniform Commercial Code of New York.  As a result, the membership interests of each New York Borrower constitute a “security” within Article 8 of the Uniform Commercial Code of New York.

(e)Pledgor is (i) a Delaware limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) the sole owner of the Collateral.  Pledgor is the sole member of each Borrower and owns 100% of the membership interests in each Borrower, which constitutes all of the equity interests of each Borrower.  Pledgor is qualified to conduct business in each jurisdiction in which it is required to by applicable law.

(f)The principal place of business of Pledgor is located at c/o GTJ REIT Inc., 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552. The chief executive office of each Borrower and the place where (i) originals of the Relevant Documents of each Borrower are located and (ii) Pledgor and each Borrower keep their records concerning the Collateral, including the registration books in which all membership interests in each Borrower, membership interests in Pledgor, and pledges and transfers thereof are recorded (collectively, the “Records”), is at c/o GTJ REIT Inc., 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552.  Pledgor has heretofore furnished to Lender a certified copy of the organizational documents of each Borrower as in effect on the date hereof.

(g)All instruments and membership or other certificates representing the Collateral are being delivered by Pledgor to Lender simultaneously herewith duly endorsed, by an effective endorsement, in blank or accompanied by undated assignment of membership interests duly executed in blank.

(h)There are no outstanding options, warrants or other agreements with respect to any portion of the Collateral.

(i)No portion of the Collateral (i) is dealt in or traded on securities exchanges or in securities markets, (ii) is “investment company securities” (as defined in Section 8-103(b) of the Delaware Uniform Commercial Code and the New York Commercial Code, as applicable) or (iii) provides, in the Relevant Documents, and certificates, if any, representing such Collateral or otherwise, that they are securities governed by the Uniform Commercial Code of any jurisdiction.

(j)The full legal name of Pledgor as provided in the Relevant Documents and in the Organizational Documents of Pledgor is as set forth on the signature pages hereto.

The representations and warranties set forth in this Section 3.8(I) shall survive the execution and delivery of this Agreement.

(II)Covenants.  Pledgor hereby covenants and agrees with Lender with respect to Pledgor and the Collateral that:

(a)Delivery and Perfection.  Pledgor shall:

(1)if any of its membership or ownership interests, shares, securities, moneys, property or other interests constituting “Collateral” required to be pledged by Pledgor under this Agreement are received by Pledgor, immediately either (x) transfer and deliver to Lender such membership or ownership interests, shares or securities so received by Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated assignments or stock powers duly executed in blank), all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as Lender shall deem necessary or appropriate to duly record the lien created under this Agreement in such membership or ownership interests, shares, securities, moneys, property or other interests;

(2)maintain, hold and preserve full and accurate Records and stamp or otherwise mark, or cause to be stamped or otherwise marked, the Records in such manner as Lender may reasonably require in order to reflect the security interests granted by this Agreement; and

(3)at all times have its membership interest in each Borrower be evidenced by membership interest certificates issued to Pledgor and Pledgor agrees that at all times its membership interest in each Borrower shall for all purposes be personal property.

(b)Transfers.  Except as expressly provided in Article 8 of the Loan Agreement, Pledgor shall not, and shall cause each Borrower to not, (a) directly or indirectly sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property or the Collateral, (b) permit or suffer any owner, directly or indirectly, voluntarily or involuntarily, of any direct or indirect ownership or beneficial interest in the Collateral, the Property, Pledgor or such Borrower to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (c) mortgage, pledge, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a lien or security interest in all or any part of the Collateral, the Property, Pledgor or such Borrower or any direct or indirect legal beneficial or equitable interest in the Collateral, the Property, Pledgor or such Borrower.

(c)Change of Name, Identity or Structure.  Pledgor shall not change, and cause each Borrower to not change, the name, the location of the principal place of business, the principal location at which such Borrower or Pledgor maintains its records, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), chief executive office, type of organization or jurisdiction of organization or establish any trade names under which Pledgor or such Borrower does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Lender of Pledgor’s or such Borrower’s intention, as may be the case, to do so and delivering to Lender such executed modifications or supplements to this Agreement (and to any financing statement which may be filed in connection herewith) as Lender may require.  Pledgor shall not change such principal place of business or chief executive office or remove such records unless it shall provide Lender with at least thirty (30) days’ prior written notice thereof and there shall have been taken such action, satisfactory to Lender, as may be necessary to maintain the security interest of Lender hereunder at all times fully perfected and in full force and effect.  Pledgor shall not change its name or permit any Borrower to change its name unless Pledgor shall have given Lender at least thirty (30) days’ prior written notice of any such proposed change and shall have taken such action, satisfactory to Lender, as may be necessary to maintain the security interest of Lender in the Collateral at all times fully perfected and in full force and effect.

(d)Entity Organization.

(1)Pledgor shall not, and shall not permit any Borrower to, (1) cancel or terminate the Organizational Documents of Pledgor, as applicable, or any Borrower, or consent to or accept any cancellation or termination thereof, (2) amend, supplement or otherwise modify the Organizational Documents of Pledgor, as applicable, or any Borrower (as in effect on the date hereof and as thereafter amended, modified or supplemented with the consent of Lender, which consent shall not be unreasonably withheld) or (3) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to rescind, terminate, amend, modify or suspend the Organizational Documents of Pledgor, as applicable, or any Borrower.  Without limiting the foregoing, Pledgor shall not agree to any election by any Borrower to treat its membership or ownership interests as securities governed by the Uniform Commercial Code of any jurisdiction and, in any event, shall promptly notify Lender in writing if the representation set forth in Section 3.8(I)(h) hereof becomes untrue for any reason and, in such event, take such action as Lender may request in order to establish the Lender’s “control” (within the meaning of

Section 8-106 of the Delaware Uniform Commercial Code and the New York Uniform Commercial Code, as applicable) over such ownership interests.

(2)Pledgor shall not voluntarily withdraw as a member of any Borrower.

(3)Pledgor shall not take or consent to any action to terminate, dissolve or liquidate any Borrower or commence or consent to the commencement of any proceeding seeking the termination, dissolution or liquidation of any Borrower.

(4)Pledgor shall not cause or permit any membership interest in any Borrower to be (i) traded on an established securities market, or (ii) readily tradable on a secondary market or the substantial equivalent thereof, in either case within the meaning of section 7704(b) of the Internal Revenue Code of 1986 and/or proposed, temporary or final Treasury Regulations in effect at any time that the Loan is outstanding.

(5)Pledgor shall not permit any Borrower to issue any replacement membership interest certificate without the prior written consent of Lender.

(6)Pledgor shall not vote to enable, or take any other action to permit, any Borrower to issue, or fail to take any available action to prevent such Borrower from issuing, any limited liability company membership interests in such Borrower or issuing any other securities convertible into or granting the right to purchase or exchange for any limited liability company membership interests in such Borrower.

(7)Pledgor shall not cause or permit any Delaware Borrower to terminate such Borrower’s “opt in” election under Article 8 of the Delaware Uniform Commercial Code.

(8)Pledgor shall not cause or permit any New York Borrower to terminate such Borrower’s “opt in” election under Article 8 of the New York Uniform Commercial Code.

(9)During the existence of any Event of Default, Pledgor shall not permit any Borrower to disburse to Pledgor, any Borrower Control Person or any Affiliate of Pledgor, any Borrower or any Borrower Control Person any Distributions in any manner that would violate the provisions of this Agreement or any other Loan Document.

(e)Additional Consents.  Pledgor shall, and shall cause each Borrower to, (i) consent to (A) the pledge by Pledgor to Lender of its membership interests, (B) during the existence of any Event of Default, the transfer of such membership interests and the right of Lender to exercise all voting and management rights appurtenant or relating to those membership interests in each case, by or in lieu of, foreclosure of the Collateral (it being agreed that Lender may, in its sole discretion, foreclose solely on the voting or management rights) and (C) upon the aforesaid transfer of such membership interests, the change in control of such Borrower and (ii) acknowledge and agree that the foreclosure of such membership interests by Lender or other transfer of such membership interests in lieu of foreclosure, shall not constitute an unpermitted transfer under any of the Relevant Documents of such Borrower.

(f)Other Financing Statements and Liens.  Without the prior consent of Lender, Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Lender  is not named as the sole secured party.

3.9Private Sale.  Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 3.6 hereof conducted in a commercially reasonable manner.  Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

3.10Application of Proceeds.  The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this Section 3, shall be applied by Lender in accordance with the Loan Documents and in such manner as determined by Lender.

3.11No Disposition.  Pledgor agrees that Pledgor shall not sell, assign, transfer, exchange encumber or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any security interest with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the Pledged Interest provided for by this Agreement.

3.12Attorney-in-Fact.  During the existence of any Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, so long as Lender shall be entitled under this Agreement to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

3.13[Intentionally omitted.]

3.14Lender’s Liability.  Neither Lender nor any officer, director, employee, agent or Affiliate of Lender shall in any way be liable for the consequence of any Voting Right cast or given by it in good faith nor have any duty or liability whatsoever to preserve the Collateral or any rights pertaining thereto.

3.15Rights of Lender.

(a)Lender shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor be under any obligation to take any action whatsoever with regard thereto.  Any part or all of the Collateral held by Lender may, after an Event of Default has occurred and not expressly waived in writing by Lender, without notice, be transferred into the name of Lender or its nominee and Lender or its nominee may thereafter without notice, exercise all Voting Rights and other rights in respect of the Collateral, including the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options in respect of the Collateral, as if it were the absolute owner thereof, all without liability except to account for property actually received by Lender or its nominee; provided, however, that Lender shall not have any duty to exercise any of the foregoing actions, or any liability for failure to do so or delay in so doing.

(b)Pledgor hereby authorizes Lender, but without any obligation so to do, to file all financing and continuation statements and amendments to financing statements (including, without limitation, all UCC-1 and UCC-3 financing and continuation statements), naming Pledgor as debtor, with respect to any of the Collateral (including such as may be necessary to create, renew, extend and continue the perfection of the interest of Lender) without the signatures or further authorization of Pledgor or executed by Lender as attorney-in-fact for Pledgor, and consent to a carbon, photocopy or other reproduction of this Agreement or of a financing statement being sufficient as a financing statement.

3.16Other Members Shall Join.  Every member hereinafter admitted to any Borrower as a successor or additional member shall, as a condition thereto, join in this Agreement and agrees to be bound by the terms and provisions hereof, pursuant to a written joinder and assumption agreement in form and substance reasonably satisfactory to Lender, and execute and deliver appropriate forms of assignment, UCC-1 financing statements, and other appropriate instruments indicating the interest of Lender in such member’s Collateral.  The failure of any new member to execute and deliver the same prior to its admission as a member in any Borrower shall constitute an Event of Default under the terms and provisions of this Agreement and the other Loan Documents.  The Operating Agreements shall contain provisions referencing this Agreement and this Section 3.16.  Nothing contained herein shall be construed to permit, or constitute Lender’s consent to, the issuance of any membership interest of any class or type in any Borrower to any Person, which issuance is hereby expressly prohibited and shall constitute an immediate Event of Default hereunder.

3.17Assignment; Participation.

(a)Lender may assign any or all of its right, title and interest in and to the Obligations and may transfer concurrently therewith any and all its right, title and interest in and to the Collateral therefor and the transferee shall have the same right with respect thereto as has Lender.  Upon such transfer, Lender shall be released and fully discharged from all liability and responsibility for the Collateral so transferred.

(b)Lender may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation (“Participants”) shall, subject to the terms of any agreement between Lender and such holder, be entitled to the same benefits as Lender with respect to any Collateral for the Obligations in which such holder is a Participant.  Lender agrees that Lender or, at Lender’s option, Servicer alone will process and respond to all requests for consents, approvals or similar action by Lender, and such actions will not be delegated to or otherwise taken by any Participants in the Loan.

3.18Reimbursement of Lender.

(a)Pledgor hereby agrees to indemnify and hold harmless Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatever nature arising out of or in connection with this Agreement or the administration or enforcement of any right or remedy granted to Lender hereunder, except and to the limited extent that any such claims, demands, losses, judgments, and liabilities are determined by a final nonappealable judgment of a court of competent jurisdiction or admitted in writing by Lender to have been caused solely by Lender’s gross negligence or willful misconduct.  Any amounts which may become payable by Pledgor pursuant to the foregoing indemnity shall be added to its obligations hereunder and to the Obligations.  In no event shall Lender be liable to Pledgor for any matter or thing in connection with this Agreement other than to account for moneys actually received by Lender in accordance with the terms hereof and to perform its obligations, if any, hereunder.

(b)If Pledgor shall fail to do any act or thing which it has covenanted to do hereunder or if any representation or warranty of Pledgor shall be breached, Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the obligations hereunder and to the Obligations the reasonable cost or expense incurred by Lender in so doing, together with interest thereon at the Default Rate from and after the date each such cost and expense is incurred by Lender.

(c)Pledgor shall be liable for any and all costs incurred by Lender in taking any action pursuant to this Agreement against Pledgor or to enforce any of Lender’s rights hereunder against Pledgor and all such costs and expenses, including without limitation, reasonable attorney’s fees, expenses and disbursements, shall be repayable to Lender upon its demand therefor and shall bear interest from the date advanced to the date of repayment at the Default Rate, which costs and expenses shall be added to the obligations hereunder and to the Obligations.

(d)All indemnities and agreements contained in this Section 3.18 shall survive the expiration or termination of this Agreement, subject only to the provisions of Section 3.19 hereof.

3.19No Waiver of Rights by Lender.  Nothing herein shall be deemed (a) to be a waiver of any right which Lender may have under the United States Bankruptcy Code or the bankruptcy laws of any State to file a claim for the then outstanding amount of the Loan or to require that all of the Collateral shall continue to secure all of the Obligations; (b) to impair the validity of the Loan, this Agreement, the Notes or any other Loan Document or other document or instrument delivered to Lender in connection therewith; or (c) to impair the right of Lender to commence an action to foreclose any lien or security interest.  Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the United States Bankruptcy Code to file a claim for the full amount of the indebtedness of the Loan and other amounts due under this Agreement, the Notes or the other Loan Documents or to require that all of the Collateral shall continue to secure the Obligations.

3.20Further Assurances.  Pledgor agrees that, from time to time upon the written request of Lender, Pledgor shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement.

3.21Governmental Approvals.  If the approval or consent of any governmental agency is required for the effectiveness or enforcement of any provision of this Agreement, Pledgor shall, at its sole cost and expense, obtain such approval or consent and/or, at the request of Lender, Pledgor shall, at its sole cost and expense, cooperate and assist Lender in obtaining such approval or consent.  The denial or absence of such approval or consent shall not permit Pledgor to sell, transfer, convey or assign the Collateral or any part thereof to any Person other than Lender or to take any action inconsistent with the terms and provisions of this Agreement.

Section 4.Miscellaneous.

4.1No Waiver.  No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

4.2Governing Law.

(a)THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF MULTNOMAH, STATE OF NEW YORK AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  THE PROVISIONS OF SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK SHALL BE APPLICABLE TO THIS SECTION 4.2.

(b)Waiver of Trial by Jury.  NO PARTY HERETO (NOR ANY SUCCESSOR OR ASSIGN OF SUCH PARTY) SHALL SEEK A JURY TRIAL IN ANY ACTION BASED UPON OR ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ANY AND ALL RIGHTS TO ANY SUCH JURY TRIAL AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN

WAIVED.  THIS SECTION HAS BEEN FULLY DISCUSSED BY ALL PARTIES HERETO, EACH OF WHOM HAS BEEN REPRESENTED BY COUNSEL, AND THIS SECTION SHALL NOT BE SUBJECT TO ANY EXCEPTIONS.

4.3Notices.  Any notices which may be given hereunder shall be deemed given (a) upon personal delivery, (b) on the first Business Day after receipted delivery to a courier service that guarantees next-business-day delivery, or (c) on the third Business Day after mailing, by registered or certified United States mail, postage prepaid, in any case, to the appropriate party at its address set forth below:

If to Pledgor:

c/o GTJ REIT Inc.

60 Hempstead Avenue, Suite 718

West Hempstead, New York  11552

Attention: Paul Cooper

with a copy to:

Schiff Hardin LLP

666 Fifth Avenue, 17th Floor

New York, New York 10103

Attention: Christine A. McGuinness, Esq.

If to Borrowers:

c/o GTJ REIT Inc.

60 Hempstead Avenue, Suite 718

West Hempstead, New York  11552

Attention: Paul Cooper

with a copy to:

Schiff Hardin LLP

666 Fifth Avenue, 17th Floor

New York, New York 10103

Attention: Christine A. McGuinness, Esq.

If to Lender:

American General Life Insurance Company

The Variable Annuity Life Insurance Company

The United States Life Insurance Company in the City of New York

American Home Assurance Company

Commerce and Industry Insurance Company

c/o AIG Asset Management

777 S. Figueroa Street, 16th Floor

Los Angeles, California 90017-5800

Attention:  Director-Mortgage Lending and Real Estate

with a copy to:

Katten Muchin Rosenman LLP

2029 Century Park East, Suite 2600

Los Angeles, California 90067-3012

Attention: Adam J. Engel, Esq.

or to such other address the party to receive such notice may have theretofore furnished to all other parties by notice in accordance herewith.

4.4Waivers, etc.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Lender.  Any such amendment or waiver shall be binding upon Lender and Pledgor.

4.5Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of Pledgor and inure to the benefit of the successors and assigns of Lender (provided, however, that Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Lender).  Without limiting the foregoing, Lender may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of Pledgor for such purposes in connection with a transfer of Lender’s interest in the other Loan Documents and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise.  Each representation and agreement made by Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

4.6Indemnification.  Pledgor hereby agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of Pledgor or any Borrower under this Agreement or the Relevant Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the Collateral, the liens on the Collateral created by this Agreement and the other Loan Documents or the enforcement of Lender’s rights under this Agreement and the other Loan Documents, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses that are determined by a final, nonappealable judgment of a court of competent jurisdiction or admitted in writing by the Person to be indemnified to have been caused solely by the gross negligence or willful misconduct of the Person to be indemnified).

4.7Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

4.8Drafting.  Pledgor acknowledges that Pledgor and Lender and their respective counsel have reviewed and revised this Agreement, and Pledgor agrees that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

4.9Conflict with Loan Agreement.  Notwithstanding anything to the contrary contained in this Agreement, in the event that any term(s) and provision(s) in this Agreement shall conflict with or be inconsistent with or less or more restrictive than any term(s) and provision(s) in the Loan Agreement, the term(s) and provision(s) of the Loan Agreement shall govern and take precedence, and this Agreement shall be deemed to have been modified so as to remove any such conflict or inconsistency.

4.10Acceptance of Cures for Events of Default.  Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, Lender shall in no event or under any circumstance be obligated or required to accept a cure by Pledgor, any Borrower or by any other Person of an Event of Default unless Lender agrees to do so in the exercise of its sole and absolute discretion, it being agreed that once an Event of Default has occurred, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to it under this Agreement and the other Loan Documents or otherwise at law or in equity.

4.11Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.  The failure of any party to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed as of the day and year first above written.

PLEDGOR:

GTJ REALTY, LP
a Delaware limited partnership
its sole member

By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

	By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

		By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

STATE OF	)
) ss.:
COUNTY of	)

On the ___________ day of ________________ in the year 2015 before me, the undersigned, a Notary Public in and for said State, personally appeared, ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Pledgor]

2

EXHIBIT A

FORM OF ACKNOWLEDGEMENT OF PLEDGE

ACKNOWLEDGEMENT OF PLEDGE

February 20, 2015

AMERICAN GENERAL LIFE INSURANCE COMPANY

c/o AIG Investments

777 S. Figueroa Street

16th Floor

Los Angeles, California  90017-5800

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

c/o AIG Investments

777 S. Figueroa Street

16th Floor

Los Angeles, California  90017-5800

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

c/o AIG Investments

777 S. Figueroa Street

16th Floor

Los Angeles, California  90017-5800

American Home Assurance Company

c/o AIG Investments

777 S. Figueroa Street

16th Floor

Los Angeles, California  90017-5800

COMMERCE AND INDUSTRY INSURANCE COMPANY

c/o AIG Investments

777 S. Figueroa Street

16th Floor

Los Angeles, California  90017-5800

Ladies and Gentlemen:

Reference is made to that certain Pledge and Security Agreement and Assignment of Membership Interests dated as of the date hereof (the “Pledge Agreement”) by GTJ REALTY, LP, a Delaware limited partnership (“Pledgor”), for the benefit of AMERICAN GENERAL

LIFE INSURANCE COMPANY, a Texas corporation (“AGLIC”), THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation (“VALIC”), THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“USLIC”), AMERICAN HOME ASSURANCE COMPANY, a New York corporation (“AHAC”), and COMMERCE AND INDUSTRY INSURANCE COMPANY, a New York corporation (“CIIC” and together with AGLIC, VALIC, USL and AHAC, individually or collectively as the case may be, and their successors and assigns, “Lender”).  Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Collateral to Lender by the Pledgor, each of the undersigned hereby agrees, acknowledges and consents to the execution and delivery to Lender of the Pledge Agreement and hereby represents, warrants and agrees with Lender as follows:

(a)In accordance with the Pledgor’s instructions, each of the undersigned has registered on its books and records the security interest of Lender in the Pledged Interests; no other lien on such Pledged Interests is registered on the books and records of such undersigned.

(b)Each of the undersigned represents and warrants that, to such undersigned’s best knowledge, (a) the execution and delivery of the Pledge Agreement does not violate any of such undersigned’s organizational documents or any other agreement to which such undersigned is a party or by which any of the property of such undersigned is bound, (b) the Pledgor’s ownership interest in such undersigned is as set forth in the Pledge Agreement and such ownership interest in such undersigned is not subject to any claim, lien or encumbrance whatsoever of any kind or nature, and (c) such undersigned does not have any claim, right of offset, or counterclaim against the Pledgor under or with respect to the Collateral or otherwise under any of such undersigned’s organizational documents, and the Pledgor is not in default to such undersigned or otherwise under or in respect of any of Pledgor’s obligations under any of such undersigned’s organizational documents.

(c)Each of the undersigned shall deliver directly to Lender at Lender’s address set forth above, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, the Pledgor by virtue of its ownership of the Pledged Interests issued by such undersigned or upon exercise by the Pledgor of any option, warrant or right attached to such Pledged Interest.

(d)Each of the undersigned agrees that Lender and/or its representatives may at any time during reasonable business hours inspect the books, records and properties of such undersigned, and such undersigned shall, so long as any Obligations remain outstanding, at least ten (10) Business Days’ prior to the time any Distributions are proposed to be made, give written notice thereof to Lender as provided for in the Pledge Agreement.

(e)Each of the undersigned hereby agrees that it will comply with all written instructions originated by Lender concerning the Collateral owned by the Pledgor, given in accordance with the Pledge Agreement, without further consent of the Pledgor and that, during the existence of any Event of Default, (a) all Distributions will be made directly to Lender until the Obligations have been paid in full, (b) Lender shall have the sole and exclusive right to

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exercise all voting, consensual and other powers of ownership pertaining to such Collateral, and (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Collateral or Lender’s security interests therein, including, without limitation, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Collateral into Lender’s name or the name of any designee or nominee of Lender.

(f)Each of the undersigned shall, from time to time, at such undersigned’s expense, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be necessary or proper to carry out and effect the terms of the Pledge Agreement and this Acknowledgment.

(g)Each of the undersigned will not issue any additional membership interests or securities without the prior written consent of Lender.

(h)Each of the undersigned has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor with respect to the Pledged Interests; and agrees that it will not enter into any such agreement with any third party concerning any Pledged Interests.

(i)After the occurrence of an Event of Default, each of the undersigned shall pay directly to you any and all cash Distributions which might be declared and payable (including any unpaid Distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned, and which but for the provisions of this letter would be paid to the Pledgor.

(j)At any time upon and during the continuance of an Event of Default, upon Lender’s written instructions, each of the undersigned shall register the transfer of such Pledged Interests to Lender or Lender’s nominee, as applicable.

(k)The Pledged Interests have been duly authorized and validly issued and are not subject to, nor will any of the undersigned at any time permit it to become subject to, any restrictions governing its issuance, transfer, ownership or control other than those currently set forth in its operating agreement.

(l)Each of the undersigned will comply with your instructions relating to the Pledged Interests without the need for further consent from the Pledgor provided such instructions are in accordance with the Loan Documents.

(m)Notwithstanding the security interests of Lender in the Collateral, Lender shall have no obligation or liability whatsoever to any of the undersigned, or any partner or member thereof, or any creditor or other person having any relationship, contractual or otherwise, with ay of the undersigned, nor shall Lender be obligated to perform any of the obligations or duties of the Pledgor under any of the undersigneds’ organizational documents, or to take any action to collect or enforce any claim for payment due the Pledgor arising thereunder.

(n)Each of the undersigned acknowledges that the security interests of Lender in the Collateral and all of Lender’s rights and remedies under the Pledge Agreement may be

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transferred or assigned by Lender to the extent permitted and as required by the Pledge Agreement.  In the event of any such transfer or assignment, all of the provisions of this Acknowledgment and the Assignment, shall inure to the benefit of the transferees, successors and/or assigns of Lender.  The provisions of this Acknowledgment and the Assignment shall likewise be binding upon any and all permitted transferees, successors and assigns of each of the undersigned.

(o)Each of the undersigned agrees that, if at any time Lender shall determine to exercise Lender’s right to sell all or any of the Collateral issued by such undersigned, such undersigned will, upon Lender’s request and at the Pledgor’s expense:

(i)provide Lender with such other information and projections as may be necessary or, in Lender’s opinion, advisable to enable Lender to effect the sale of such Collateral;

(ii)do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law; and

(iii)do or cause to be done all such other acts and things as may be necessary to constitute Lender or Lender’s designees or transferees a member of such undersigned.

(p)Lender is hereby authorized, in connection with any sale of the Collateral issued by each the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (o)(i) above and (ii) any other information in your possession relating to such undersigned or such Collateral.

[Signatures Appear on Following Page]

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Very truly yours,

49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

612 WORTMAN AVENUE, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

85-01 24TH AVENUE, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

23-85 87TH STREET, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

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WU/LH 412 FAIRVIEW PARK L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

WU/LH 401 FIELDCREST L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

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WU/LH 199 RIDGEWOOD L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

WU/LH 203 RIDGEWOOD L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

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165-25 147TH AVENUE, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

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WU/LH 36 MIDLAND L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

WU/LH 100-110 MIDLAND L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

6

WU/LH 112 MIDLAND L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper
CEO

WU/LH 8 SLATER L.L.C., a Delaware limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company
its general partner

		By:	GTJ REIT, Inc. a Maryland real estate investment trust
its sole member

			By:	/s/ Paul A. Cooper
Paul A. Cooper

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